T. ROWE PRICE CAPITAL OPPORTUNITY FUND

Supplement to Summary Prospectus Dated May 1, 2019

The fund’s management fee consists of two components—an individual fund fee of 0.20% and a group fee that declines at certain asset levels and is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds).

Effective June 1, 2019, the fund’s individual fund fee rate is being reduced from 0.20% to 0.04%. In addition, effective June 1, 2019, T. Rowe Price has agreed (at least through April 30, 2021) to implement a contractual expense limitation to limit the Investor Class’ total expense ratio to 0.50% of the class’ average daily net assets.

Effective July 1, 2019, the fund’s name will change from the T. Rowe Price Capital Opportunity Fund to the T. Rowe Price U.S. Equity Research Fund. Accordingly, effective July 1, 2019, all references throughout the prospectus to the Capital Opportunity Fund are replaced by reference to the U.S. Equity Research Fund.

To reflect the new management fee rate and the new Investor Class expense limitation, effective June 1, 2019, the fee table and expense example on pages 1-2 are revised as follows:

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class	R Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.33%[c]	0.33%[c]	0.33%[c]	0.33%[c]

Distribution and service (12b-1) fees	—	—	0.25	0.50

Other expenses	0.21	0.06 [e]	0.25	0.30

Total annual fund operating expenses	0.54	0.39	0.83	1.13

Fee waiver/expense reimbursement[b]	(0.04)[c,d]	(0.01)[e]	(0.01)	(0.01)

Total annual fund operating expenses after fee waiver/expense reimbursement	0.50 [c,d]	0.38 [c,e]	0.82 [c]	1.12 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b As a result of class-specific expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

c Restated to reflect current fees.

d T. Rowe Price Associates, Inc., has agreed (through April 30, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.50%. The agreement may be terminated at any time beyond April 30, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.50%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio

(after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

e T. Rowe Price Associates, Inc., has agreed (through April 30, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may be terminated at any time beyond April 30, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$51	$165	$294	$670
I Class	39	123	217	491
Advisor Class	84	263	459	1,024
R Class	114	357	620	1,373

Effective July 1, 2019, in connection with the fund’s new name, on page 2 under “Principal Investment Strategies,” the following is added:

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities issued by U.S. companies.

The date of this supplement is May 15, 2019.

F108-041-S 5/15/19